In accordance with the Frank Russell Investment Company procedures for purchase of securities from affiliated underwriters, the following is a report of securities that were purchased from affiliates under Rule 10f-3 from the period 11/01/2001 to 10/31/2002.

ISSUER: elpaso Common Stock
Money Manager: Marsico Capital Management
FRIC Fund: Equity I
Affiliated Underwriter: Banc of America Securities
Date of Purchase: 6/20/02
Rule 10f-3 Satisfied?: Yes

ISSUER: elpaso Common Stock
Money Manager: Marsico Capital Management
FRIC Fund: Diversified Equity
Affiliated Underwriter: Banc of America Securities
Date of Purchase: 6/20/02
Rule 10f-3 Satisfied?: Yes

ISSUER: Heritage Property Investment
Money Manager: RREEF America LLC
FRIC Fund: Real Estate Securities
Affiliated Underwriter: Deutsche Bank
Date of Purchase: 4/23/02
Rule 10f-3 Satisfied?: Yes

ISSUER: Nortel Networks
Money Manager: J.P. Morgan Investment Mgmt
FRIC Fund: Equity Q
Affiliated Underwriter: J.P. Morgan Securities Inc.
Date of Purchase: 6/6/02
Rule 10f-3 Satisfied?: Yes

ISSUER: Nortel Networks
Money Manager: J.P. Morgan Investment Mgmt
FRIC Fund: Quantitative Equity
Affiliated Underwriter: J.P. Morgan Securities Inc.
Date of Purchase: 6/6/02
Rule 10f-3 Satisfied?: Yes

ISSUER: Plumtree Software, Inc.
Money Manager: Strong Capital Management
FRIC Fund: Equity I
Affiliated Underwriter: Robert W. Baird & Co.
Date of Purchase: 6/03/02
Rule 10f-3 Satisfied?: Yes

ISSUER: Plumtree Software, Inc.
Money Manager: Strong Capital Management
FRIC Fund: Diversified Equity
Affiliated Underwriter: Robert W. Baird & Co.
Date of Purchase: 6/03/02
Rule 10f-3 Satisfied?: Yes

ISSUER: Travelers Property Casualty Corp. Class A
Money Manager: Marsico Capital Management
FRIC Fund: Equity I
Affiliated Underwriter: Banc of America Securities
Date of Purchase: 3/21/02
Rule 10f-3 Satisfied?: Yes

ISSUER: Travelers Property Casualty Corp. Class A
Money Manager: Marsico Capital Management
FRIC Fund: Diversified Equity
Affiliated Underwriter: Banc of America Securities
Date of Purchase: 3/21/02
Rule 10f-3 Satisfied?: Yes

ISSUER: Travelers Property Casualty Corp. Class A
Money Manager: Alliance Capital Management
FRIC Fund: Diversified Equity
Affiliated Underwriter: Salomon Smith Barney; Banc of America;
Sun Trust Capital Markets
Date of Purchase: 3/21/02
Rule 10f-3 Satisfied?: Yes

ISSUER: Travelers Property Casualty Corp. Class A
Money Manager: Alliance Capital Management
FRIC Fund: Equity I
Affiliated Underwriter: Salomon Smith Barney; Banc of America;
Sun Trust Capital Markets
Date of Purchase: 3/21/02
Rule 10f-3 Satisfied?: Yes

ISSUER: Prudential Financial, Inc
Money Manager: Alliance Capital Management
FRIC Fund: Diversified Equity
Affiliated Underwriter: Salomon Smith Barney; Banc of America Secutities Date of Purchase: 12/12/01
Rule 10f-3 Satisfied?: Yes

ISSUER: Prudential Financial, Inc
Money Manager: Alliance Capital Management
FRIC Fund: Equity I
Affiliated Underwriter: Salomon Smith Barney; Banc of America Secutities Date of Purchase: 12/12/01
Rule 10f-3 Satisfied?: Yes